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                                                                EXHIBIT 10.22(c)

                                November 28, 2001

Mr. James H. Heagle

Dear Mr. Heagle:

         The terms of your employment with National Service Industries, Inc. ("NSI") are currently covered by a letter agreement ("Agreement") dated March 28, 2000, between you and NSI. As you are aware, effective November 30, 2001, NSI is spinning-off the lighting and chemicals businesses currently held by NSI's subsidiary, Acuity Brands, Inc. ("Acuity"). In connection with the spin-off, you will become an employee of Acuity or one of its affiliates. Acuity hereby agrees to assume the Agreement and to perform all of the obligations of NSI under the Agreement.

                                            Sincerely,

                                            ACUITY BRANDS, INC.



                                            By: /s/ James S. Balloun
                                                --------------------------
                                                   James S. Balloun
                                                   Chairman, President and
                                                   Chief Executive Officer